TIAA-CREF Funds	Summary Prospectus

TIAA-CREF Core Bond Fund

AUGUST 1, 2023

Class:	Institutional	Advisor	Premier	Retirement	Retail	Class W
Ticker:	TIBDX	TIBHX	TIDPX	TIDRX	TIORX	TBBWX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/tcf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2023, as subsequently supplemented, and the sections of the Fund’s shareholder report dated March 31, 2023 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks total return, primarily through current income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00	0%

TIAA-CREF Core Bond Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W

Management fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%	—
Other expenses	0.01%	0.14%	0.01%	0.26%	0.05%	0.01%
Total annual Fund operating expenses	0.29%	0.42%	0.44%	0.54%	0.58%	0.29%
Waivers and expense reimbursements[1]	—	—	—	—	—	(0.29)%	[2]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.29%	0.42%	0.44%	0.54%	0.58%	0.00%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Institutional Class shares; (ii) 0.50% of average daily net assets for Advisor Class shares; (iii) 0.50% of average daily net assets for Premier Class shares; (iv) 0.60% of average daily net assets for Retirement Class shares; (v) 0.70% of average daily net assets for Retail Class shares; and (vi) 0.35% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least July 31, 2024, unless changed with approval of the Board of Trustees.

2

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
1 year	$30	$43	$45	$55	$59	$0
3 years	$93	$135	$141	$173	$186	$0
5 years	$163	$235	$246	$302	$324	$0
10 years	$368	$530	$555	$677	$726	$0

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Portfolio turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. For these purposes, bonds include fixed-income securities of all types. The Fund primarily invests in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds, mortgage-backed and other asset-backed securities, convertible and preferred securities, senior loans and loan participations and assignments and notes. The Fund may also invest in other fixed-income securities, including those of non-investment-grade quality (usually called “high-yield” or “junk bonds”). Securities of non-investment-grade quality are speculative in nature. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), performs its own credit analysis, paying particular attention to economic trends and other market events. Individual securities or sectors may be overweighted or underweighted relative to the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, when Advisors believes that such overweight or underweight may cause the Fund to outperform the index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund may invest in fixed-income securities of any duration. As of May 31, 2023, the duration of the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, was 6.27 years.

The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest on the CMO.

The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a

TIAA-CREF Core Bond Fund  ■  Summary Prospectus     3

specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors to correctly predict mortgage prepayments and interest rates.

The Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different sectors and maturities. Relative value trading is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

The Fund may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Fund’s investment strategies. The Fund may also invest in foreign securities, including emerging markets fixed-income securities and non-dollar-denominated instruments. Under most circumstances, the Fund’s investments in fixed-income securities of foreign issuers constitute less than 25% of the Fund’s assets.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase the Fund’s exposure to risks associated with rising interest rates, and the Fund may also be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Prepayment Risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

• Extension Risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing

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the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due.

• Credit Spread Risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of the Fund’s debt securities.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type

TIAA-CREF Core Bond Fund  ■  Summary Prospectus     5

and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and may not produce expected returns.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the Fund’s performance.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically speculative in nature, in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Senior Loan Risk—Many senior loans present credit risk comparable to high-yield securities. The liquidation of the collateral backing a senior loan may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal. Senior loans also expose the Fund to call risk and illiquid investments risk. The secondary market for senior loans can be limited. Trades can be infrequent and the values for senior loans may experience volatility. In some cases, negotiations for the sale or settlement of senior loans may require weeks to complete, which may impair the Fund’s ability to raise cash to satisfy redemptions, pay dividends, pay expenses or to take advantage of other investment opportunities in a timely manner. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based

6     Summary Prospectus  ■  TIAA-CREF Core Bond Fund

on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect the Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries. The risks outlined above are often more pronounced in “frontier markets” in which the Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

• U.S. Government Securities Risk—Securities issued by the U.S. Government or one of its agencies or instrumentalities may receive varying levels of support from the U.S. Government, which could affect the Fund’s ability to recover should they default. To the extent the Fund invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance.

• Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

• Portfolio Turnover Risk—Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in greater transactional expenses, such as brokerage commissions, bid-ask spreads, or dealer mark-ups, and capital gains (which could increase taxes and, consequently, reduce returns).

• Derivatives Risk—The risks associated with investing in derivatives and other similar instruments (referred to collectively as “derivatives”) may be

TIAA-CREF Core Bond Fund  ■  Summary Prospectus     7

different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement, Retail and Class W classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2022, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

8     Summary Prospectus  ■  TIAA-CREF Core Bond Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Core Bond Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2023, was 2.71%.

Best quarter: 5.65%, for the quarter ended June 30, 2020. Worst quarter: -5.89%, for the quarter ended March 31, 2022.

TIAA-CREF Core Bond Fund  ■  Summary Prospectus     9

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2022

	Inception date	One year	Five years	Ten years
Institutional Class	7/1/1999
Return before taxes		–13.24%	0.20%	1.49%
Return after taxes on distributions		–14.24%	–1.02%	0.17%
Return after taxes on distributions and sale of
Fund shares		–7.82%	–0.28%	0.60%
Advisor Class	12/4/2015
Return before taxes		–13.44%	0.05%	1.41%#
Premier Class	9/30/2009
Return before taxes		–13.37%	0.02%	1.33%
Retirement Class	3/31/2006
Return before taxes		–13.44%	–0.05%	1.24%
Retail Class	3/31/2006
Return before taxes		–13.47%	–0.11%	1.19%
Class W	9/28/2018
Return before taxes		–12.99%	0.44%#	1.61%#

Bloomberg U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)		–13.01%	0.02%	1.06%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

For the Fund’s most current 30-day yield, please call the Fund at 800-842-2252.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Joseph Higgins, CFA	Jason O’Brien, CFA	Peter Agrimson, CFA
Title:	Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2019	since 2023

10     Summary Prospectus  ■  TIAA-CREF Core Bond Fund

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at www.tiaa.org or 800-223-1200. Class W shares are available for purchase directly from the Fund only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class, Retirement Class or Class W shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally

TIAA-CREF Core Bond Fund  ■  Summary Prospectus     11

not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Printed on paper containing recycled fiber	A11987 (8/23)

A11987 (8/23)